FOR IMMEDIATE RELEASE: June 25, 2025 Centrus Achieves Key Production Milestone with Delivery of 900 Kilograms of HALEU to the Department of Energy BETHESDA, Md. – Centrus Energy (NYSE American: LEU) today announced that its wholly owned subsidiary, the American Centrifuge Operating, LLC, has produced and delivered 900 kilograms of High-Assay, Low-Enriched Uranium (HALEU) to the U.S. Department of Energy, reaching a critical milestone as the company pioneers first-of-a-kind HALEU production. With the successful production and delivery of the 900 kilograms, Centrus has achieved the production target for Phase II of its contract with the Department and to date has produced and delivered over 920 kilograms of HALEU to the Department under our contract with the Department. “Achievement of this milestone further demonstrates the ability of our technology to deliver results for our customers and for the nation,” said Centrus Energy President and CEO Amir Vexler. “As the only source of HALEU enrichment in the Western world, our product is urgently needed to power the next generation of reactors. As we embark on the next phase of our HALEU production contract for the Department of Energy, we remain focused on the ultimate goal of expanding our capacity in Ohio so that we can meet the full range of America’s commercial and national security requirements for HALEU as well as Low-Enriched Uranium for the existing reactor fleet.” Centrus now proceeds to HALEU enrichment production under Phase III of our contract with the Department. On June 20, 2025, Centrus announced that it had secured a contract extension from the Department for an additional year of production through June 30, 2026 as part of Phase III of the contract. Phase III includes options for up to eight years of additional production beyond June 30, 2026; these options are at the Department’s sole discretion and subject to the availability of appropriations. Centrus initiated its contract with the Department in 2019 and then continued in 2022 with a competitively-awarded, three-phase contract. Centrus finished Phase I in 2023 when it brought its cascade of advanced centrifuges into production in Piketon, Ohio, delivering an initial 20 kilograms of product to the Department. Phase II of the contract called for Centrus to produce 900 kilograms of HALEU by June 30, 2025. The HALEU produced under this contract belongs to the Department and can be used to advance key national priorities like enabling the demonstration and commercialization of HALEU-fueled advanced reactors. About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com. Forward Looking Statements: This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties (hereinafter “risks”) that could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: risks related to the DOE not exercising options following the completion of Option 1a performance period of our agreement with the DOE to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operation Contract”) or awarding a third party to continue the HALEU Operation Contract; risks related to changes to the U.S. government’s appropriated funding levels for HALEU Operation Contract due to changes in U.S. government policy or other reasons; risks related to whether or when government funding or demand for HALEU for government or commercial uses will materialize and at what level; risks regarding funding for continuation and deployment of the American Centrifuge technology; risks related to (i) our ability to perform and absorb costs under our the HALEU Operation Contract, (ii) our ability to obtain new contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the output from the HALEU enrichment facility may not be available to us as a future source of supply; risks related to pricing trends and demand in the uranium and enrichment markets and their impact on our profitability; risks related to DOE not issuing any major task orders to any contract awardee under any of the HALEU Production Contract, LEU Production Contract, or HALEU Deconversion Contract; risks related to the Company not winning a task order under the HALEU Production Contract, LEU Production Contract and HALEU Deconversion Contract to expand the capacity of the American Centrifuge plant; risks related to DOE not providing adequate share of the appropriated funding to the Company under any of the HALEU Production Contract, LEU Production Contract or HALEU Deconversion Contract; risks related to our ability to secure financing to expand our plant for LEU or HALEU or expand it to the level that would make it commercially viable; risks related to our inability to increase capacity for HALEU or LEU in a timely manner to meet market demand or our contractual obligations; risks related to DOE not awarding any contracts to the Company in response to the Company’s future proposals; risks related to a government shutdown or lack of funding that could result in program cancellations, disruptions and/or stop work orders and could limit the U.S. government’s ability to make timely payments, including under Executive Order 14158, and our ability to perform our U.S. government contracts and successfully compete for work including under the HALEU Operation Contract; risks related to uncertainty regarding our ability to commercially deploy competitive enrichment technology; risks related to the potential for demobilization or termination of the HALEU Operation Contract; risks that we will not be able to timely complete the work that we are obligated to perform; risks related to the government’s inability to satisfy its obligations, including supplying government furnished equipment necessary for us to produce and deliver HALEU under the HALEU Operation Contract and processing security clearance applications resulting from a government shutdown or other reasons; risks related to our inability to obtain the government’s approval to extend the term of, or the scope of permitted activities under, our lease with the DOE in Piketon, Ohio; risks related to cybersecurity incidents that may impact our business operations; risks related to our inability to perform fixed-price and cost-share contracts such as the HALEU Operation Contract, including the risk that costs that we must bear could be higher than expected and the risk related to complying with stringent government contractual requirements; risks related to our inability to attract qualified employees necessary for the potential expansion of our operations in Oak Ridge, Tennessee or Piketon, Ohio; risks related to actions, including investigations, reviews or audits, that may be taken by the U.S. government, the Russian government, or other governments that could affect our ability to perform under our contractual obligations or the ability of our sources of supply to perform under their contractual obligations to us; risks related to our inability to perform and receive timely payment under our agreements with the DOE or other government agencies, including risks related to the ongoing funding by the government and potential audits; risks related to how aligned we may be, or perceived to be, with any political party, administration, or its policies based on our positions or our political action committee’s advocacy; risks related to changes or termination of our agreements with the U.S. government or other counterparties, or the exercise of contract remedies by such counterparties; risks related to changes in the nuclear energy industry; risks related to the competitive bidding process associated with obtaining contracts, including government contracts; risks related to potential strategic transactions that could be difficult to implement, that could disrupt our business or that could change our business profile significantly; risks related to the outcome of legal proceedings and other contingencies (including lawsuits and government investigations or audits); risks related to the impact of, or changes to, government regulation and policies or interpretation of laws or regulations, including by the U.S. Securities and Exchange Commission, the DOE, the U.S. Department of Commerce and the U.S. Nuclear Regulatory Commission; risks related to the recent U.S. federal government administration’s reliance on executive orders to implement regulatory or trade policy and objectives, which could exacerbate regulatory or, private or public, financing unpredictability; and other risks discussed in this news release and in our filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024, under Part II, Item 1A - “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and in our filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Media: Dan Leistikow at LeistikowD@centrusenergy.com Investors: Neal Nagarajan at NagarajanNK@centrusenergy.com